Exhibit 99.1
Investor Relations:
Brian Norris
Vice President of Finance and Investor Relations
bnorris@evolvtechnology.com
Evolv Technology Reports Record Fourth Quarter and Full Year Financial Results

•Q4 Revenue of $20.9 million, up 217% year-over-year
•Q4 Ending ARR1 of $34.1 million, up 164% year-over-year
•Q4 Ending RPO2 of $144.6 million, up 181% year-over-year
•Q4 Ending Evolv Express® subscriptions of 2,267, up 222% year-over-year

Waltham, Massachusetts – March 1, 2023 – Evolv Technology (NASDAQ: EVLV), the leader in AI-based weapons detection security screening, today announced financial results for its fourth quarter and year ended December 31, 20223 and issued its business outlook for 2023.

“We’re pleased to be reporting strong fourth quarter results which capped a historic year of accelerated growth for the Company,” said Peter George, President and Chief Executive Officer of Evolv Technology. “Our results were highlighted by the addition of over 100 new customers in the fourth quarter including the Buffalo School District, the Duval County Schools, the Stony Brook University Hospital, the Honolulu Museum of Art, the Ocean Casino Resort, the Seabreeze Amusement Park, the Philadelphia Phillies, the Houston Astros, and the Tampa Bay Lightning. Looking ahead, we believe we are well positioned to achieve our goal of doubling our Annual Recurring Revenue in 2023 and further extending our market leadership.”

Results for the Fourth Quarter of 2022
Total revenue for the three months ended December 31, 2022 was $20.9 million, an increase of 217% compared to $6.6 million for the three months ended December 31, 2021. Total Contract Value (“TCV”)4 of orders booked for the three months ended December 31, 2022 was $57.6 million, an increase of 222% compared to $17.9 million in the three months ended December 31, 2021. Annual Recurring Revenue (“ARR”)1 was $34.1 million as of December 31, 2022, an increase of 164% compared to $12.9 million as of December 31, 2021. Net loss for the three months ended December 31, 2022 was $(28.1) million, or $(0.19) per basic and diluted share, compared to net income of $4.8 million or $0.03 per basic and diluted share in the three months ended December 31, 2021. Adjusted earnings (loss)5 for the three months ended December 31, 2022 was $(18.1) million, or $(0.12) per diluted share, compared to adjusted earnings (loss)5 of $(16.3) million, or $(0.10) per diluted share, for three months ended December 31, 2021. Adjusted EBITDA5 for the three months ended December 31, 2022 was $(17.8) million compared to $(15.2) million in the three months ended December 31, 2021.

Results for 2022
Total revenue in 2022 was $55.2 million, an increase of 136% compared to $23.4 million in 2021. TCV4 of orders booked in 2022 was $144.1 million, an increase of 168% compared to $53.8 million in 2021. Net loss in 2022 was $(86.2) million, or $(0.60) per basic and diluted share, compared to net loss of $(10.9) million, or $(0.15) per basic and diluted share, in 2021. Adjusted earnings (loss)5 in 2022 was $(72.4) million, or $(0.50) per diluted share, compared to $(49.8) million, or $(0.69) per diluted share, in 2021. Adjusted EBITDA5 in 2022 was $(69.4) million, compared to $(40.2) million in 2021.

Company Issues Outlook for 2023
The Company today commented on its business outlook for 2023. The Company's outlook is based on the current indications for its business, which may change at any time.

2023 Business Outlook
Estimate (In millions)	Issued March 1, 2023
Total Revenue	$55-$60
Annual Recurring Revenue[1] (ARR) at 12/31/23	$65-$70
Adjusted EBITDA[5]	($55-$60)
Cash and Cash Equivalents	$165-$175

Company to Host Live Conference Call and Webcast
The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. Eastern Time today to discuss the financial results as well as management’s outlook for the business and other matters. The conference call may be accessed in the United States by dialing +1.877.692.8955 and using access code 3784749. The conference call may be accessed outside of the United States by dialing +1.234.720.6979 and using the same access code. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at http://ir.evolvtechnology.com. The press release with the financial results as well as the accompanying investor presentation materials will be accessible from the Company’s website prior to the conference call. A replay of the conference call will be available for a period of 30 days by dialing +1.866.207.1041 or +1.402.970.0847 and using access code 9681780 or by accessing the webcast replay on the Company’s investor relations website at http://ir.evolvtechnology.com
About Evolv Technology
Evolv Technology (NASDAQ: EVLV) is transforming human security to make a safer, faster, and better experience for the world’s most iconic venues and companies as well as schools, hospitals, and public spaces, using industry leading artificial intelligence (AI)-powered weapons detection and analytics.  Its mission is to transform security to create a safer world to live, work, learn, and play. Evolv has digitally transformed the gateways in places where people gather by enabling seamless integration combined with powerful analytics and insights. Evolv’s advanced systems have scanned more than 500 million people, second only to the Department of Homeland Security’s Transportation Security Administration (TSA) in the United States.  Evolv has been awarded the U.S. Department of Homeland Security (DHS) SAFETY Act Designation as a Qualified Anti-Terrorism Technology (QATT) as well as the Security Industry Association (SIA) New Products and Solutions (NPS) Award in the Law Enforcement/Public Safety/Guarding Systems category. Evolv Technology®, Evolv Express®, Evolv Insights®, and Evolv Cortex AI® are registered trademarks or trademarks of Evolv Technologies, Inc. in the United States and other jurisdictions. For more information, visit https://evolvtechnology.com.
1 We define Annual Recurring Revenue, or ARR, as subscription revenue and the recurring service revenue related to purchase subscriptions for the final month of the quarter normalized to a one-year period. Our calculation of ARR is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases) that may cause any such contract not to be renewed on its existing terms. In addition, the amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to new bookings, cancellations, upgrades, downgrades or other changes in pending renewals, as well as the effects of professional services revenue and acquisitions or divestitures. As a result, ARR should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.
2 We define Remaining Performance Obligation, or RPO, as estimated revenues expected to be recognized in the future related to performance obligations that are unsatisfied or partially satisfied as of the end of the quarter.
3 Amounts herein pertaining to December 31, 2022 represent a preliminary estimate as of the date of this earnings release. More information on our results of operations for the twelve months ended December 31, 2022 will be provided upon filing our Annual Report on Form 10-K with the Securities and Exchange Commission.
4 We define Total Contract Value, or TCV, of orders booked as the total value of the contract over the specified term. Our calculation of TCV is not adjusted for the impact of any known or projected future events (such as customer cancellations, upgrades or downgrades, or price increases or decreases). TCV should be viewed independently of, and not as a substitute for or forecast of, revenue and deferred revenue. Our calculation of TCV may differ from similarly titled metrics presented by other companies. The fourth quarter of the fiscal year ended December 31, 2022 is the final quarter that we will be reporting TCV.
5 Non-GAAP Financial Measures
In this press release, the Company’s adjusted operating expenses, adjusted gross profit (loss), adjusted gross margin, adjusted operating income (loss), adjusted EBITDA, adjusted earnings (loss), and adjusted earnings per share-diluted are not presented in accordance with generally accepted accounting principles (GAAP) and are not intended to be used in lieu of GAAP presentations of results of operations. Adjusted gross profit and adjusted gross margin exclude one-time items including stock-based compensation expense which management believes provides a more meaningful representation of contribution margin. Adjusted operating expenses is defined as operating expenses less one-time items including stock-based compensation expense, restructuring expenses, and loss on impairment of lease equipment which management believes provides a more meaningful representation of on-going operating expense levels. Adjusted EBITDA is defined as net income (loss) plus depreciation and amortization, share-based compensation, and certain other one-time expenses. Adjusted earnings (loss) is defined as net income (loss) plus stock-based compensation, change in fair value of derivative liability, change in fair value of contingent earn-out liability, change in fair value of contingently issuable common stock liability, change in fair value of public warrant liability, change in fair value of common stock warrant liability, restructuring expenses, loss on impairment of lease equipment, and certain other one-time expenses. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. We intend to provide non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of non-GAAP financial measures will provide consistency in our financial reporting. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures included in this press release. The Company is unable to provide a reconciliation of non-GAAP Adjusted EBITDA to Net Income (Loss), its most directly comparable GAAP financial measure, on a forward-looking basis without unreasonable effort, because items that impact this GAAP financial measure are not within the Company’s control and/or cannot be reasonably predicted. These items may include, but are not limited to, predicting forward-looking share-based compensation, changes in the fair value of derivative liabilities, changes in the fair value of contingent earn out liabilities, changes in the fair value of contingently issuable common stock liabilities and changes in fair value of public warrant liabilities. Such information may have a significant, and potentially unpredictable, impact on the Company’s future financial results.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical facts, including without limitation statements regarding our ability to meet our goals for revenue and profitability, as well as our estimates for cash and cash equivalents, including for fiscal year 2023, our ability to retain existing and acquire new customers, and our ability to maintain our market position are forward looking statements. Words such as “believe” “may,” “will,” “expect,” “should,” “could,” “anticipate,” “aim,” “estimate,” “intend,” “plan,” “believe,” “potential,” “continue,” “project,” “plan,” “target,” “is/are likely to” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements use these words or expressions. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: expectations regarding the Company’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures; the Company’s history of losses and lack of profitability; the Company’s reliance on third party contract manufacturing and a global supply chain; the rate of innovation required to maintain competitiveness in the markets in which the Company competes; the competitiveness of the market in which the Company competes; the ability for the Company to obtain, maintain, protect and enforce the Company’s intellectual property rights; the concentration of the Company’s revenues on a single solution; the Company’s ability to timely design, produce and launch its solutions, the Company’s ability to invest in growth initiatives and pursue acquisition opportunities; the limited liquidity and trading of the Company’s securities; risks related to existing and changing tax laws; geopolitical risk and changes in applicable laws or regulations; the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; operational risk; risk that the COVID-19 pandemic may have an adverse effect on the Company’s business operations, as well as the Company’s financial condition and results of operations; the impact of fluctuating economic conditions; the need for additional capital to support business growth, which might not be available on acceptable terms, if at all; risks related to our indebtedness; and litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on resources. These and other important factors discussed under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission ("SEC") on March 28, 2022, as updated in other filings we make with the SEC including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 that was filed with the SEC on November 9, 2022, could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.
These statements reflect management’s current expectations regarding future events and operating performance and speak only as of the date of this press release. You should not put undue reliance on any forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that future results, levels of activity, performance and events and circumstances reflected in the forward-looking statements will be achieved or will occur. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue:
Product revenue	$12,806	$3,352	$31,985	$13,631
Subscription revenue	5,361	2,743	17,569	7,803
Service revenue	2,718	503	5,641	1,959
Total revenue	20,885	6,598	55,195	23,393
Cost of revenue:
Cost of product revenue	18,062	4,893	41,575	12,279
Cost of subscription revenue	1,739	1,421	7,469	4,501
Cost of service revenue	1,030	899	4,422	2,584
Total cost of revenue	20,831	7,213	53,466	19,364
Gross profit	54	(615)	1,729	4,029
Operating expenses:
Research and development	4,824	3,059	18,771	11,458
Sales and marketing	13,243	8,343	46,412	26,099
General and administrative	8,451	7,811	37,719	19,869
Loss from impairment of property and equipment	123	213	1,161	1,869
Total operating expenses	26,641	19,426	104,063	59,295
Loss from operations	(26,587)	(20,041)	(102,334)	(55,266)
Other income (expense), net:
Interest expense	(223)	(116)	(712)	(6,068)
Interest income	1,554	—	3,165	—
Other expense, net	(7)	52	(64)	(617)
Loss on extinguishment of debt	—	—	—	(12,685)
Change in fair value of derivative liability	—	—	—	(1,745)
Change in fair value of contingent earn-out liability	(2,766)	14,751	6,988	47,360
Change in fair value of contingently issuable common stock liability	(657)	688	1,872	6,406
Change in fair value of public warrant liability	609	9,454	4,906	12,606
Change in fair value of common stock warrant liability	—	—	—	(879)
Total other income (expense), net	$(1,490)	$24,829	$16,155	$44,378
Net income (loss)	$(28,077)	$4,788	$(86,179)	$(10,888)

Weighted average common shares outstanding
Basic	144,856,047	142,403,779	143,858,668	71,662,694
Diluted	144,856,047	161,906,393	143,858,668	71,662,694
Net income (loss) per share
Basic	$(0.19)	$0.03	$(0.60)	$(0.15)
Diluted	$(0.19)	$0.03	$(0.60)	$(0.15)

Net income (loss)	$(28,077)	$4,788	$(86,179)	$(10,888)
Other comprehensive income (loss)
Cumulative translation adjustment	(45)	—	(10)	—
Total other comprehensive income	(45)	—	(10)	—
Total comprehensive income (loss)	$(28,122)	$4,788	$(86,189)	$(10,888)

EVOLV TECHNOLOGY
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(Unaudited)

	December 31, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$229,783	$307,492
Restricted cash	—	400
Accounts receivable, net	31,920	6,477
Inventory	10,257	2,890
Current portion of contract assets	2,852	1,459
Current portion of commission asset	3,232	1,645
Prepaid expenses and other current assets	14,388	10,757
Total current assets	292,432	331,120
Restricted cash, noncurrent	275	275
Contract assets, noncurrent	1,386	3,418
Commission asset, noncurrent	6,034	3,719
Property and equipment, net	44,707	23,783
Operating lease right-of-use assets	1,673	—
Other assets	1,835	542
Total assets	$348,342	$362,857

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$18,194	$6,045
Accrued expenses and other current liabilities	11,545	9,551
Current portion of deferred revenue	18,273	6,599
Current portion of deferred rent	—	135
Current portion of long-term debt	10,000	2,000
Current portion of operating lease liabilities	1,114	—
Total current liabilities	59,126	24,330
Deferred revenue, noncurrent	17,695	2,475
Deferred rent, noncurrent	—	333
Long-term debt, noncurrent	19,683	7,945
Operating lease liabilities, noncurrent	892	—
Contingent earn-out liability	14,218	21,206
Contingently issuable common stock liability	3,392	5,264
Public warrant liability	6,124	11,030
Total liabilities	121,130	72,583

Stockholders’ equity:
Preferred stock, $0.0001 par value; 100,000,000 authorized at December 31, 2022 and December 31, 2021; no shares issued and outstanding at December 31, 2022 and December 31, 2021	—	—
Common stock, $0.0001 par value; 1,100,000,000 shares authorized at December 31, 2022 and December 31, 2021, respectively; 145,204,974 and 142,745,021 shares issued and outstanding at December 31, 2022 and December 31, 2021, respectively	15	14
Additional paid-in capital	419,190	396,064
Accumulated other comprehensive income	(10)	—
Accumulated deficit	(191,983)	(105,804)
Stockholders’ equity	227,212	290,274
Total liabilities and stockholders’ equity	$348,342	$362,857

EVOLV TECHNOLOGY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Twelve Months Ended December 31,
	2022	2021
Cash flows from operating activities:
Net loss	$(86,179)	$(10,888)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,465	2,895
Write-off of inventory	1,582	2,132
Adjustment to property and equipment for sales type leases	(625)	(91)
Loss from impairment of property and equipment	1,161	1,869
Loss on disposal of property and equipment	—	617
Stock-based compensation	22,498	9,596
Non-cash interest expense	55	5,245
Non-cash lease expense	811	—
Provision recorded for allowance for doubtful accounts	150	(13)
Loss on extinguishment of debt	—	12,685
Change in fair value of derivative liability	—	1,745
Change in fair value of common stock warrant liability	—	879
Change in fair value of earn-out liability	(6,988)	(47,360)
Change in fair value of contingently issuable common stock	(1,872)	(6,406)
Change in fair value of public warrant liability	(4,906)	(12,606)
Changes in operating assets and liabilities
Accounts receivable	(25,593)	(5,063)
Inventory	(8,495)	(3,436)
Commission assets	(3,902)	(3,072)
Contract assets	639	(4,877)
Other assets	(419)	32
Prepaid expenses and other current assets	(3,174)	(9,148)
Accounts payable	7,661	765
Deferred revenue	26,887	4,832
Deferred rent	—	457
Warranty Reserve	—	(42)
Accrued expenses and other current liabilities	1,462	2,472
Operating lease liability	(946)	—
Net cash used in operating activities	(74,728)	(56,781)
Cash flows from investing activities:
Development of internal-use software	(2,720)	(1,028)
Purchases of property and equipment	(21,473)	(16,557)
Proceeds from sale of property and equipment	312	—
Net cash used in investing activities	(23,881)	(17,585)
Cash flows from financing activities:
Proceeds from exercise of stock options	827	915
Proceeds from issuance of common stock from the PIPE Investment	—	300,000
Proceeds from the closing of the Merger	—	84,945
Payment of offering costs from the closing of the Merger and PIPE Investment	—	(34,132)
Repayment of financing obligations	—	(359)
Proceeds from long-term debt, net of issuance costs	29,683	31,882
Repayment of principal on long-term debt	(10,000)	(5,422)
Net cash provided by (used in) financing activities	20,510	377,829
Effect of exchange rate changes on cash and cash equivalents	(10)	—
Net increase (decrease) in cash, cash equivalents and restricted cash	(78,109)	303,463
Cash, cash equivalents and restricted cash
Cash, cash equivalents and restricted cash at beginning of period	308,167	4,704
Cash, cash equivalents and restricted cash at end of period	$230,058	$308,167

EVOLV TECHNOLOGY
REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS
(In thousands)
(Unaudited)

In preparing the condensed consolidated financial statements as of and for the three and six months ended June 30, 2022, the Company identified various errors in its previously issued financial statements. The identified errors impacted the Company's previously issued 2021 quarterly and annual financial statements and its quarterly financial statements for the three months ended March 31, 2022, and accordingly the Company has made adjustments to the prior period amounts presented herein. A summary of the revisions to certain previously reported financial information impacting amounts presented in this earnings release is as follows (in thousands):

	Year Ended December 31, 2021
	As Previously Reported	Adjustment	As Revised
Revenue:
Product revenue	$13,917	$(286)	$13,631
Subscription revenue	7,855	(52)	7,803
Service revenue	1,920	39	1,959
Total revenue	23,692	(299)	23,393
Cost of revenue:
Cost of product revenue	12,471	(192)	12,279
Cost of subscription revenue	3,644	857	4,501
Cost of service revenue	936	1,648	2,584
Total cost of revenue	17,051	2,313	19,364
Gross profit	6,641	(2,612)	4,029
Operating expenses:
Research and development	11,416	42	11,458
Sales and marketing expense	27,404	(1,305)	26,099
General and administrative	20,013	(144)	19,869
Loss from impairment of property and equipment	1,869	—	1,869
Total operating expenses	60,702	(1,407)	59,295
Loss from operations	(54,061)	(1,205)	(55,266)
Other income (expense), net:
Interest expense, net	(6,095)	27	(6,068)
Interest income	—	—	—
Loss on disposal of property and equipment	(617)	—	(617)
Loss on extinguishment of debt	(12,685)	—	(12,685)
Change in fair value of derivative liability	(1,745)	—	(1,745)
Change in fair value of contingent earn-out liability	46,212	1,148	47,360
Change in fair value of contingently issuable common stock liability	6,406	—	6,406
Change in fair value of public warrant liability	12,606	—	12,606
Change in fair value of common stock warrant liability	(879)	—	(879)
Total other income (expense), net	43,203	1,175	44,378
Net loss	$(10,858)	$(30)	$(10,888)

	December 31, 2021
	As Previously Reported	Adjustment	As Revised
Assets
Current assets:
Cash and cash equivalents	$307,492	$—	$307,492
Restricted cash	400	—	400
Accounts receivable, net	6,477	—	6,477
Inventory	5,140	(2,250)	2,890
Current portion of contract assets	1,459	—	1,459
Current portion of commission asset	1,645	—	1,645
Prepaid expenses and other current assets	11,047	(290)	10,757
Total current assets	333,660	(2,540)	331,120
Restricted cash, noncurrent	275	—	275
Contract assets, noncurrent	3,418	—	3,418
Commission asset, noncurrent	3,719	—	3,719
Property and equipment, net	21,592	2,191	23,783
Other assets	401	141	542
Total assets	$363,065	$(208)	$362,857

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$6,363	$(318)	$6,045
Accrued expenses and other current liabilities	9,183	368	9,551
Current portion of deferred revenue	6,690	(91)	6,599
Current portion of deferred rent	135	—	135
Current portion of long-term debt	2,000	—	2,000
Total current liabilities	24,371	(41)	24,330
Deferred revenue, noncurrent	2,475	—	2,475
Deferred rent, noncurrent	333	—	333
Long-term debt, noncurrent	7,945	—	7,945
Contingent earn-out liability	20,809	397	21,206
Contingently issuable common stock liability	5,264	—	5,264
Public warrant liability	11,030	—	11,030
Total liabilities	72,227	356	72,583

Stockholders’ equity:
Convertible preferred stock	—	—	—
Common stock	14	—	14
Additional paid-in capital	395,563	501	396,064
Accumulated deficit	(104,739)	(1,065)	(105,804)
Stockholders’ equity	290,838	(564)	290,274
Total liabilities and stockholders’ equity	$363,065	$(208)	$362,857

EVOLV TECHNOLOGY
SUMMARY OF KEY OPERATING STATISTICS
(Unaudited)

	Three Months Ended or as of,
($ in thousands)	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
New customers	13	21	23	27	44	53	92	106
Total contract value of orders booked	$8,424	$10,476	$16,995	$17,916	$19,167	$22,066	$45,285	$57,625
Annual recurring revenue	$5,424	$7,423	$9,932	$12,907	$16,641	$20,865	$28,741	$34,120
Remaining performance obligation	$17,658	$24,930	$34,152	$51,430	$63,750	$80,978	$109,407	$144,561
Net additions	64	113	176	136	207	237	545	575
Ending deployed units	278	391	567	703	910	1,147	1,692	2,267

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP OPERATING EXPENSES TO ADJUSTED OPERATING EXPENSES
(In thousands)
(Unaudited)

	Three Months Ended,
	March 31, 2021	June 30, 2021	September 30, 2021	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022
Operating expenses, GAAP	$9,400	$7,642	$22,826	$19,429	$24,760	$25,835	$26,827	$26,641
Stock-based compensation(1)	(300)	(1,052)	(4,589)	(3,513)	(3,819)	(4,781)	(6,298)	(6,771)
Restructuring expenses	—	—	—	—	(324)	13	—	—
Loss on impairment of lease equipment	—	—	(1,656)	(213)	(96)	(316)	(626)	(123)
Other one-time expenses	—	—	(685)	—	(1,107)	(2,298)	(69)	(41)
Adjusted Operating Expenses	$9,100	$6,590	$15,896	$15,703	$19,414	$18,453	$19,834	$19,706

(1) Reflects immaterial adjustments to previously reported stock-based compensation amounts.

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED GROSS PROFIT AND GAAP OPERATING INCOME (LOSS) TO ADJUSTED OPERATING INCOME (LOSS)
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Revenue	$20,885	$6,598	$55,195	$23,393
Cost of revenue	20,831	7,213	53,466	19,364
Gross Profit, GAAP	54	(615)	1,729	4,029
Stock-based compensation(2)	214	51	829	142
Amortization of capitalized stock-based compensation	9	2	24	2
Adjusted Gross Profit	$277	$(562)	$2,582	$4,173

Gross Margin %	0.3%	(9.3)%	3.1%	17.2%
Adjusted Gross Margin %	1.3%	(8.5)%	4.7%	17.8%
(2) Reflects immaterial adjustments to previously reported stock-based compensation amounts.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Operating income (loss), GAAP	$(26,587)	$(20,041)	$(102,334)	$(55,266)
Stock-based compensation	6,985	3,564	22,498	9,596
Amortization of capitalized stock-based compensation	9	2	24	2
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	123	213	1,161	1,869
Other one-time expenses	41	—	3,515	685
Adjusted Operating Income (loss)	$(19,429)	$(16,262)	$(74,825)	$(43,114)

EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net income (loss)	$(28,077)	$4,788	$(86,179)	$(10,888)
Depreciation & amortization(3)	1,683	1,041	5,465	2,895
Stock-based compensation	6,985	3,564	22,498	9,596
Interest expense (income)	(1,331)	116	(2,453)	6,068
Loss on disposal of property & equipment	—	(42)	—	617
Loss on extinguishment of debt	—	—	—	12,685
Change in fair value of derivative liability	—	—	—	1,745
Change in fair value of contingent earn-out liability	2,766	(14,751)	(6,988)	(47,360)
Change in fair value of contingently issuable common stock liability	657	(688)	(1,872)	(6,406)
Change in fair value of public warrant liability	(609)	(9,454)	(4,906)	(12,606)
Change in fair value of common stock warrant liability	—	—	—	879
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	123	213	1,161	1,869
Other one-time expenses	41	—	3,515	685
Adjusted EBITDA	$(17,762)	$(15,213)	$(69,448)	$(40,221)
(3) Reflects immaterial adjustments to previously reported depreciation and amortization amounts.
EVOLV TECHNOLOGY
RECONCILIATION OF GAAP NET INCOME (LOSS) TO ADJUSTED EARNINGS (LOSS)
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2022	2021	2022	2021
Net income (loss)	$(28,077)	$4,788	$(86,179)	$(10,888)
Stock-based compensation	6,985	3,564	22,498	9,596
Amortization of capitalized stock-based compensation	9	2	24	2
Loss on extinguishment of debt	—	—	—	12,685
Change in fair value of derivative liability	—	—	—	1,745
Change in fair value of contingent earn-out liability	2,766	(14,751)	(6,988)	(47,360)
Change in fair value of contingently issuable common stock liability	657	(688)	(1,872)	(6,406)
Change in fair value of public warrant liability	(609)	(9,454)	(4,906)	(12,606)
Change in fair value of common stock warrant liability	—	—	—	879
Restructuring expenses	—	—	311	—
Loss on impairment of lease equipment	123	213	1,161	1,869
Other one-time expenses	41	—	3,515	685
Adjusted earnings (loss)	$(18,105)	$(16,326)	$(72,436)	$(49,799)

Weighted average common shares outstanding – diluted	144,856,047	161,906,393	143,858,668	71,662,694

Adjusted Earnings Per Share – diluted	$(0.12)	$(0.10)	$(0.50)	$(0.69)